BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New Jersey Municipal Bond Fund

(the “Fund”)

Supplement dated May 26, 2017 to the Summary Prospectuses and Prospectuses,

each dated September 28, 2016, as amended and supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock New Jersey Municipal Bond Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock New Jersey Municipal Bond Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Theodore R. Jaeckel, Jr., CFA	2006	Managing Director of BlackRock, Inc.
Phillip Soccio, CFA	2017	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the New Jersey Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE NEW JERSEY FUND

The New Jersey Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA and Phillip Soccio, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Funds — Portfolio Manager Information — New Jersey Fund” is deleted in its entirety and replaced with the following:

New Jersey Fund

The Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA and Phillip Soccio, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Theodore R. Jaeckel, Jr., CFA, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Phillip Soccio, CFA, Co-portfolio manager	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2005 to 2009.

Shareholders should retain this Supplement for future reference.

ALLPR-NJMB-0517SUP